Wells in Progress	9 Months Ended	12 Months Ended
	Sep. 30, 2012	Dec. 31, 2011
Wells In Progress [Abstract]
SUPPLEMENTAL OIL AND GAS RESERVE INFORMATION

NOTE 4 – WELLS IN PROGRESS

As of September 30, 2012, the Company has one well in progress that has been drilled, completed and is pending further evaluation as to its potential to ultimately produce commercial quantities of hydrocarbons.  This well is currently carried at a cost of $3.82 million.  The Company believes that this well should be ultimately capable of commercial production, but will need to invest additional capital to obtain this status.  However, should this well be ultimately plugged and abandoned, all capitalized costs would be transferred to the full cost pool.  Given the current status of the ceiling tests as of September 30, 2012, the current carrying costs would exceed the ceiling by the amount of $1.44 million, which would flow through the income statement as an expense if the well were assumed to be non-productive as of September 30, 2012.

Likewise, operations that are being conducted on this well are extending the primary terms of leases that comprise approximately 6,919 net acres and that are currently being carried at a cost of approximately $4.1 million.  Absent a successful completion of this well, the lease terms of some or all of these acres may expire, and the carrying costs of these leases would also be subject to the ceiling test.

NOTE 4 – WELLS IN PROGRESS

The following table reflects the net changes in capitalized additions to wells in progress during 2010 and 2009:

	For the Year Ended December 31,
	2011	2010
Beginning balance	$1,219,254	-
Additions to capital wells in progress costs	8,904,532	1,219,254
Reclassifications to proved properties	(3,698,563)	-

Ending balance	$6,425,509	$1,219,254

All wells in progress have been capitalized for less than one year.